Exhibit 10.2

WAIVER

This WAIVER, dated as of February 14, 2013 (this “Waiver”), to the Amended and Restated Senior Secured Term Loan Agreement, dated as of December 22, 2011 (as amended by Waiver and Amendment No. 1, dated as of October 26, 2012, as further amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), by and among Orchard Supply Hardware LLC, a Delaware limited liability company (“Borrower”), Orchard Supply Hardware Stores Corporation, a Delaware corporation (“Holdings”), the other Guarantors party thereto, the Term Lenders party thereto from time to time, JPMorgan Chase Bank, N.A. as Term Administrative Agent (the “Administrative Agent”), as Collateral Agent, and as Sole Bookrunning Manager and Sole Lead Arranger. Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

RECITALS:

WHEREAS, Borrower, the Administrative Agent and the Term Lenders entered into the Credit Agreement;

WHEREAS, Borrower has requested that the Required Term Lenders agree to waive and amend certain provisions of the Credit Agreement as set forth herein; and

WHEREAS, the Required Term Lenders have agreed to waive certain provisions of the Credit Agreement, in the manner, and on the terms and conditions, provided for herein.

NOW, THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION I. WAIVER

Subject to the satisfaction of the conditions precedent set forth in Section II, effective as of (i) February 2, 2013, with respect to the Defaults and Events of Default set forth in clause (a) below, and (ii) the Effective Date, with respect to the Defaults and Events of Default set forth in clause (b) below, the Required Term Lenders hereby waive:

a)

the Defaults or Events of Default which would otherwise occur under Sections 5.10 and 5.02(a) of the Credit Agreement as a result of the failure by the Borrower to comply with the Maximum Adjusted Leverage Ratio covenant contained in Section 5.10 of the Credit Agreement for the fiscal quarters ending February 2, 2013 and May 4, 2013; and

b)

the Defaults or Events of Default which would otherwise occur under Sections 5.01(a) and 5.02(a) of the Credit Agreement as a result of the delivery of a qualified opinion by Holdings’ independent public accountants, with respect to the financial statements delivered for the fiscal year ending February 2, 2013; provided that any qualification thereto shall solely relate to the ability of the Borrower to continue as a going concern and shall not relate to the scope of audit or any other matters.

SECTION II. CONDITIONS PRECEDENT TO EFFECTIVENESS AND CONTINUED EFFECTIVENESS

a)

The effectiveness of the waivers set forth in Section I hereof are subject to the satisfaction, or waiver, of the following conditions on or prior to the date hereof (the “Effective Date”) and the continuing satisfaction of any such conditions on or after the Effective Date, to the extent applicable, whereupon this Waiver shall be effective as set forth in Section I above:

i.	Borrower, the other Loan Parties and the Required Term Lenders shall have indicated their consent by the execution and delivery of the signature pages hereof to Administrative Agent;

ii.

Administrative Agent and the Term Lenders shall have received a copy of the amendment to the ABL Credit Agreement, dated February 11, 2013, pursuant to which the ABL Lenders have agreed to extend additional credit to the Borrowers in an amount not to exceed $17,500,000;

iii.

Borrower shall have paid to the Administrative Agent, for distribution to each Lender which has consented to this Waiver by delivering an executed signature page hereto, irrespective of whether such consent is delivered prior to or after the Effective Date, a fee equal to 0.50% of the aggregate Term Loans of each such consenting Lender as of the date hereof;

iv.

Upon execution of a non-disclosure and confidentiality agreement substantially in the form of Exhibit A hereto between the Borrower and/or Holdings and each of the Administrative Agent and each of the Term Lenders that requests confidential information to which it is not otherwise entitled to receive under the Credit Agreement, Administrative Agent and such Term Lenders shall have received such other documents and information including, without limitation, operational and financial performance information and projections regarding the Loan Parties and the Credit Agreement as Administrative Agent or any such Term Lender may reasonably request;

v.

In furtherance of and not in limitation of the foregoing; the Borrower shall promptly take all reasonable actions (including, without limitation, with respect to limiting certain discretionary payments, limiting the making of unbudgeted capital expenditures or utilizing certain proceeds) and deliver all documents and information (including, without limitation, conference calls with management and/or the companies professional advisors, in-person meetings and other correspondence) that the Borrower has agreed from time to time to perform or provide to the Term Lenders;

vi.

Borrower shall have paid the Administrative Agent for all reasonable out-of-pocket expenses incurred by it on or prior to the date hereof in connection with the negotiation and preparation of this Waiver, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent;

vii.

Borrower shall have paid and shall promptly pay (but in any event not later than five Business Days following receipt of an invoice therefor) the Term Lenders for the reasonable fees, charges and disbursements of (i) Dechert

LLP, counsel for the Term Lenders, and (ii) one financial advisor for the Term Lenders, in each case incurred both prior to and following the date hereof in connection with and/or relating to the negotiation and preparation of this Waiver and the administration of the Loan Documents or any amendments, modifications or waivers of the provisions of or other matters pertaining to the Loan Documents; and

viii.	Borrower shall promptly take all actions reasonably requested by the Term Lenders to appoint a replacement Administrative Agent reasonably acceptable to the Required Term Lenders;

b)

Notwithstanding the foregoing, the effectiveness of the waiver set forth in Section I(a) shall terminate if Borrower shall have failed to (i) perform any obligation required to be performed by or on behalf of the Borrower on or after the Effective Date pursuant to Section II(a) or (ii) deliver to the Term Administrative Agent a business plan of the Borrower on or prior to 5:00 p.m. Eastern time on March 6, 2013.

SECTION III. REPRESENTATIONS AND WARRANTIES

a)

Corporate Power and Authority. Each Loan Party has all requisite corporate power and authority to enter into this Waiver and to carry out the transactions contemplated hereby and perform its obligations hereunder.

b)

Authorization of Agreements. The execution and delivery of this Waiver and the performance of its obligations hereunder have been duly authorized by all necessary corporate or limited liability company (as applicable) action on the part of each Loan Party.

c)

Governmental Consents. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is required in connection with the execution, delivery and performance by each Loan Party of this Waiver.

d)

Binding Obligation. This Waiver has been duly executed and delivered by each Loan Party and each of the Waiver and the other Loan Documents constitutes a legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party in accordance with its respective terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

e)

Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in the Credit Agreement are and will be true, correct and complete in all material respects (except to the extent any such representation and warranty itself is qualified by “materiality,” “Material Adverse Effect” or similar qualifer, in which case, it shall be true and correct in all respects), after giving effect to the waiver herein, on and as of the Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects (except to the extent any such representation and warranty itself is qualified by “materiality,” “Material Adverse Effect” or similar qualifer, in which case, it shall be true and correct in all respects) on and as of such earlier date.

f)	No Default. After giving effect to this Waiver, no event will have occurred and be continuing that constitutes an Event of Default or a Default.

SECTION IV. ACKNOWLEDGEMENT AND CONSENT

a)

Each Loan Guarantor hereby consents to the terms of this Waiver and further hereby confirms and agrees that, notwithstanding the effectiveness of this Waiver, the obligations of such Loan Guarantor under each of the Loan Documents to which such Loan Guarantor is a party shall not be impaired and each of the Loan Documents to which such Loan Guarantor is a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.

b)

Each Loan Guarantor hereby acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Waiver, such Loan Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the waiver to the Credit Agreement effected pursuant to this Waiver and (ii) nothing in the Credit Agreement, this Waiver or any other Loan Document shall be deemed to require the consent of such Loan Guarantor to any future amendments to or waivers with respect to the Credit Agreement.

c)

Neither the entering into of this Waiver by the Term Lenders nor any other previous action or inaction on the part of the Term Lenders constitutes or shall be deemed to constitute a waiver of or consent to any other past, present or future Default or Event of Default, nor shall the Term Lenders be obligated, by virtue of entering into this Waiver, to grant any further waiver, consent or amendment for the benefit of Borrower. Neither the entering into of this Waiver by any Term Lender nor any other previous action or inaction of the part of the Term Lenders constitutes a novation, waiver, release, discharge or abandonment of any and all rights, claims or causes of action that could be raised to challenge the dischargeability of any or all of the debt associated with the Loan Documents.

SECTION V. Release of Claims.

To induce the Term Lenders to enter into this Waiver, Borrower and each Loan Guarantor hereby releases, acquits and forever discharges the Term Lenders (in their capacities as such), their respective parents, subsidiaries, affiliates, predecessors, successors and assigns and each Term Lender’s officers, directors, agents, accountants, attorneys and employees, from all liabilities, claims, demands, defenses, actions or causes of action of any kind (if any there be), whether absolute or contingent, due or has become due, disputed or undisputed, at law or in equity, that any of them now has or ever had against the Term Lenders arising under or in connection with any of the Loan Documents, the making of Loans thereunder or otherwise through and including the date of this Waiver.

SECTION VI. MISCELLANEOUS

a)

Binding Effect. This Waiver shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of the Term Lenders. No Loan Party’s rights or obligations hereunder or any interest therein may be assigned or delegated by any Loan Party without the prior written consent of all Term Lenders.

b)

Severability. In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

c)

Effect on Loan Documents. Except as specifically waived or amended by this Waiver, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. The parties hereto acknowledge and agree that this Waiver shall be deemed to be a Loan Document.

d)	Fees. All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent. Fees paid shall not be refundable under any circumstances.

e)

Limitation. The execution, delivery and performance of this Waiver shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Term Lender under, the Credit Agreement or any of the other Loan Documents and this Waiver shall be limited precisely as written.

f)	Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

g)

APPLICABLE LAW. THIS WAIVER, THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS WAIVER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF. BORROWER AND EACH LOAN GUARANTOR (EACH, A “SUBMITTING PARTY”), FOR THE PURPOSES OF THIS WAIVER AND ANY AGREEMENT ENTERED INTO IN CONNECTION HEREWITH, HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE

COURTS OF THE STATE OF NEW YORK LOCATED IN THE COUNTY OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR BASED UPON THIS WAIVER, THE CREDIT AGREEMENT, THE SUBJECT MATTER HEREOF, ANY OTHER LOAN DOCUMENT AND THE SUBJECT MATTER THEREOF. EACH SUBMITTING PARTY TO THE EXTENT PERMITTED BY APPLICABLE LAW (A) HEREBY WAIVES, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN THE ABOVE-NAMED COURTS, ANY CLAIM THAT IT IS NOT SUBJECT PERSONALLY TO THE JURISDICTION OF SUCH COURTS, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER OR THAT THIS WAIVER, THE CREDIT AGREEMENT, THE SUBJECT MATTER HEREOF, THE OTHER LOAN DOCUMENTS OR THE SUBJECT MATTER THEREOF (AS APPLICABLE) MAY NOT BE ENFORCED IN OR BY SUCH COURT, (B) HEREBY WAIVES THE RIGHT TO REMOVE ANY SUCH ACTION, SUIT OR PROCEEDING INSTITUTED BY ADMINISTRATIVE AGENT OR ANY TERM LENDER IN STATE COURT TO FEDERAL COURT, AND (C) HEREBY WAIVES THE RIGHT TO ASSERT IN ANY SUCH ACTION, SUIT OR PROCEEDING ANY OFFSETS OR COUNTERCLAIMS EXCEPT COUNTERCLAIMS THAT ARE COMPULSORY OR OTHERWISE ARISE FROM THE SAME SUBJECT MATTER. EACH SUBMITTING PARTY HEREBY CONSENTS TO SERVICE OF PROCESS BY MAIL AT THE ADDRESS TO WHICH NOTICES ARE TO BE GIVEN TO IT PURSUANT TO SECTION 9.01 OF THE CREDIT AGREEMENT. EACH SUBMITTING PARTY AGREES THAT ITS SUBMISSION TO JURISDICTION AND CONSENT TO SERVICE OF PROCESS BY MAIL IS MADE FOR THE EXPRESS BENEFIT OF EACH OF THE OTHER SUBMITTING PARTIES. FINAL JUDGMENT AGAINST ANY SUBMITTING PARTY IN ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE CONCLUSIVE, AND MAY BE ENFORCED IN ANY OTHER JURISDICTION (X) BY SUIT, ACTION OR PROCEEDING ON THE JUDGMENT, A CERTIFIED OR TRUE COPY OF WHICH SHALL BE CONCLUSIVE EVIDENCE OF THE FACT AND OF THE AMOUNT OF INDEBTEDNESS OR LIABILITY OF THE SUBMITTING PARTY THEREIN DESCRIBED, OR (Y) IN ANY OTHER MANNER PROVIDED BY OR PURSUANT TO THE LAWS OF SUCH OTHER JURISDICTION; PROVIDED, HOWEVER, THAT ADMINISTRATIVE AGENT OR ANY TERM LENDER MAY AT ITS OPTION BRING SUIT, OR INSTITUTE OTHER JUDICIAL PROCEEDINGS AGAINST A SUBMITTING PARTY OR ANY OF ITS ASSETS IN ANY STATE OR FEDERAL COURT OF THE UNITED STATES OF AMERICA OR OF ANY COUNTRY OR PLACE WHERE THE SUBMITTING PARTY

OR SUCH ASSETS MAY BE FOUND.

h)

Counterparts. This Waiver may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. As set forth herein, this Waiver shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

(i)

Taxation. Borrower agrees that for all U.S. federal, state and local tax purposes Borrower shall in all respects treat (and report) the transactions described in this Waiver consistently with the tax treatment requested in writing by the Required Term Lenders.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

ORCHARD SUPPLY HARDWARE LLC, as Borrower
By:	/s/ Michael W. Fox
	Name:	Michael W. Fox
	Title:	Senior Vice President, General Counsel and Secretary

ORCHARD SUPPLY HARDWARE STORES CORPORATION
By:	/s/ Michael W. Fox
	Name:	Michael W. Fox
	Title:	Senior Vice President, General Counsel and Secretary

WAIVER TO THE CREDIT AGREEMENT

Silver Crest CBNA Loan Funding LLC

By:	Citibank N.A.

By:	/s/ Lynette Thompson
	Name:	Lynette Thompson
	Title:	Director

To approve the Waiver:

Name of Institution:

CANNINGTON FUNDING LTD.

By:	Silvermine Capital Management LLC
As Investment Manager

By:	/s/ Stephen Perella
	Name:	Stephen Perella
	Title:	Analyst

To approve the Waiver:

Name of Institution:

GREENS CREEK FUNDING LTD.

By:	Silvermine Capital Management LLC
As Investment Manager

By:	/s/ Stephen Perella
	Name:	Stephen Perella
	Title:	Analyst

To approve the Waiver:

Name of Institution:

ECP CLO 2008-1, LTD

By:	Silvermine Capital Management LLC
As Portfolio Manager

By:	/s/ Stephen Perella
	Name:	Stephen Perella
	Title:	Analyst

To approve the Waiver:

Name of Institution:

COMSTOCK FUNDING LTD.

By:	Silvermine Capital Management LLC
As Collateral Manager

By:	/s/ Stephen Perella
	Name:	Stephen Perella
	Title:	Analyst

Name of Institution:

Baker Street Funding CLO 2005-1 Ltd.
By:	Seix Investment Advisors LLC, as Collateral Manager

Baker Street CLO II Ltd.
By:	Seix Investment Advisors LLC, as Collateral Manager

Mountain View Funding CLO 2006-I, Ltd.
By:	Seix Investment Advisors LLC, as Collateral Manager

Mountain View CLO II Ltd.
By:	Seix Investment Advisors LLC, as Collateral Manager

Mountain View CLO III Ltd.
By:	Seix Investment Advisors LLC, as Collateral Manager

By:	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

To approve the Waiver:

Name of Institution:

GULF STREAM–COMPASS CLO 2002-I, LTD
By:	Gulf Stream Asset Management LLC

As Collateral Manager

By:	/s/ Joseph Moroney
	Name:	Joseph Moroney
	Title:	Vice President

To approve the Waiver:

Name of Institution:

GULF STREAM–COMPASS CLO 2005-II LTD
By:	Gulf Stream Asset Management LLC
As Collateral Manager

By:	/s/ Joseph Moroney
	Name:	Joseph Moroney
	Title:	Vice President

To approve the Waiver:

Name of Institution:

GULF STREAM–COMPASS CLO 2007 LTD
By:	Gulf Stream Asset Management LLC
As Collateral Manager

By:	/s/ Joseph Moroney
	Name:	Joseph Moroney
	Title:	Vice President

To approve the Waiver:

Name of Institution:

GULF STREAM–RASHINBAN CLO 2006-I LTD
By:	Gulf Stream Asset Management LLC
As Collateral Manager

By:	/s/ Joseph Moroney
	Name:	Joseph Moroney
	Title:	Vice President

To approve the Waiver:

Name of Institution:

GULF STREAM–SEXTANT CLO 2006-I LTD
By:	Gulf Stream Asset Management LLC
As Collateral Manager

By:	/s/ Joseph Moroney
	Name:	Joseph Moroney
	Title:	Vice President

To approve the Waiver:

Name of Institution:

GULF STREAM–SEXTANT CLO 2007-I LTD
By:	Gulf Stream Asset Management LLC
As Collateral Manager

By:	/s/ Joseph Moroney
	Name:	Joseph Moroney
	Title:	Vice President

To approve the Waiver:

Name of Institution:

NEPTUNE FINANCE CCS, Ltd.
By:	Gulf Stream Asset Management LLC
As Collateral Manager

By:	/s/ Joseph Moroney
	Name:	Joseph Moroney
	Title:	Vice President

To approve the Waiver:

Name of Institution:

ARES ENHANCED CREDIT OPPORTUNITIES
FUND LTD.

By:	ARES ENHANCED CREDIT
OPPORTUNITIES FUND MANAGEMENT, L.P.,
ITS MANAGER

By:	ARES ENHANCED CREDIT
OPPORTUNITIES FUND MANAGEMENT GP,

LLC, AS GENERAL PARTNER

By:	/s/ Americo Cascella
	Name:	Americo Cascella
	Title:	Authorized Signatory

To approve the Waiver:

Name of Institution:

ARES IIIR/IVR CLO LTD.

By:	ARES CLO MANAGEMENT IIIR/IVR, L.P.,
ITS ASSET MANAGER

By:	ARES CLO GP IIIR/IVR, LLC, ITS
GENERAL PARTNER

By:	/s/ Americo Cascella
	Name:	Americo Cascella
	Title:	Authorized Signatory

To approve the Waiver:

Name of Institution:

ARES VIII CLO LTD.

By:	ARES CLO MANAGEMENT VIII, L.P., ITS INVESTMENT MANAGER

By:	ARES CLO GP VIII, LLC, ITS GENERAL
PARTNER

By:	/s/ Americo Cascella
	Name:	Americo Cascella
	Title:	Authorized Signatory

To approve the Waiver:

Name of Institution:

ARES XI CLO LTD.

By:	ARES CLO MANAGEMENT XI, L.P., ITS
ASSET MANAGER

By:	ARES CLO GP XI, LLC, ITS GENERAL
PARTNER

By:	/s/ Americo Cascella
	Name:	Americo Cascella
	Title:	Authorized Signatory

To approve the Waiver:

Name of Institution:

CONFLUENT 2 LIMITED

By:	ARES PRIVATE ACCOUNT
MANAGEMENT I, L.P., AS SUB-
MANAGER

By:	ARES PRIVATE ACCOUNT
MANAGEMENT I GP, LLC, ITS
GENERAL PARTNER

By:	/s/ Americo Cascella
	Name:	Americo Cascella
	Title:	Authorized Signatory

To approve the Waiver:

Name of Institution:

Grace Bay Holdings II, LLC

By:	/s/ Richard Siegel
	Name:	Richard Siegel
	Title:	Chief Compliance Officer

To approve the Waiver:

Name of Institution:

Navigator CDO 2003, Ltd.
Navigator CDO 2004, Ltd.
Navigator CDO 2006, Ltd.

By:	CIFC Asset Management LLC,

its Collateral Manager

By:	/s/ Robert Ranocchia
	Name:	Robert Ranocchia
	Title:	Authorized Signatory

To approve the Waiver:

Name of Institution:

DUANE STREET CLO II, LTD.
By:	Citigroup Alternative Investments LLC,
As Collateral Manager

By:	/s/ Roger Yee
	Name:	Roger Yee
	Title:	Vice President

To approve the Waiver:

Name of Institution:

DUANE STREET CLO III, LTD.
By:	Citigroup Alternative Investments LLC,
As Collateral Manager

By:	/s/ Roger Yee
	Name:	Roger Yee
	Title:	Vice President

To approve the Waiver:

Name of Institution:

DUANE STREET CLO IV, LTD.
By:	Citigroup Alternative Investments LLC,
As Collateral Manager

By:	/s/ Roger Yee
	Name:	Roger Yee
	Title:	Vice President

To approve the Waiver:

Name of Institution:

Cent CDO 12 Limited
By:	Columbia Management Investment Advisers,
LLC
As Collateral Manager

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Assistant Vice President

To approve the Waiver:

Name of Institution:

Cent CDO 14 Limited
By:	Columbia Management Investment Advisers,
LLC
As Collateral Manager

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Assistant Vice President

To approve the Waiver:

Name of Institution:

Columbia Floating Rate Fund, a series of
Columbia Funds Series Trust II

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Assistant Vice President

To approve the Waiver:

Name of Institution:

Columbia Strategic Income Fund, a series of
Columbia Funds Series Trust I

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Assistant Vice President

To approve the Waiver:

Name of Institution:

Columbia Variable Portfolio – Strategic Income
Fund, a series of Columbia Funds Variable
Insurance Trust

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Assistant Vice President

To approve the Waiver:

Name of Institution:

Genesis CLO 2007-1 Ltd.

By:	GLG Ore Hill LLC, its Collateral Manager

By:	/s/ Frederick Wahl
	Name:	Frederick Wahl
	Title:	Managing Director

To approve the Waiver:

Name of Institution:

WATERFRONT CLO 2007-1, LTD.

By:	/s/ James M. Lisko
	Name:	James M. Lisko
	Title:	Senior Vice President
Grandview Capital Management, LLC
As Investment Manager

To approve the Waiver:

Name of Institution:

LATITUDE CLO II, LTD

By:	/s/ Kirk Wallace
	Name:	Kirk Wallace
	Title:	Senior Vice President